                                                                      EXHIBIT 99

[ALLETE LOGO]                                  For Release:   May 5, 2006
                                               CONTACT:       Margaret Hodnik
                                                              218-723-3966
                                                              mhodnik@allete.com

                                               INVESTOR       Tim Thorp
                                               CONTACT:       218-723-3953
                                                              tthorp@allete.com

NEWS

         ALLETE FIRST QUARTER EARNINGS INCREASED SIX PERCENT OVER 2005;
         --------------------------------------------------------------
        GUIDANCE OF 15 PERCENT TO 20 PERCENT EARNINGS GROWTH REAFFIRMED
        ---------------------------------------------------------------

ALLETE (NYSE: ALE) today reported earnings of 68 cents per share of common stock in the first quarter of 2006, a six percent increase over the 64 cents per share recorded during the same period a year ago.

ALLETE recorded $18.8 million of net income on operating revenue of $192.5 million in the first quarter of 2006 compared to net income of $17.4 million and operating revenue of $193.3 million in the first quarter of 2005.

"Our quarterly earnings were in line with what we anticipated at the beginning of the year," said CEO Donald J. Shippar. "ALLETE's energy and real estate businesses are positioned to deliver another solid year of financial performance. We're on track to meet our projected 15 percent to 20 percent increase in earnings per share compared to 2005."

Although record warm temperatures in early 2006 curtailed energy sales to residential and commercial customers in Minnesota and Wisconsin, sales to large power customers remained strong. Minnesota Power's taconite mining customers continue to operate at historically high output levels.

ALLETE's real estate segment was a significant contributor to earnings, with net income of $5 million during the first quarter. ALLETE Properties had $85 million of land sales under contract as of March 31, 2006. Most of that contracted land is located in the 1,550-acre Town Center at Palm Coast development taking shape in fast-growing Flagler County, Florida. On May 4, ALLETE Properties announced an additional $52.5 million contract for the sale of property at its Palm Coast Park development.

Shippar said several factors support ALLETE's projection of a 15 percent to 20 percent increase in earnings per share from continuing operations this year. He noted that earnings from its investment in the American Transmission Company, the elimination of operating losses associated with the Kendall County agreement, a smaller loss in the emerging technology portfolio, and continued strong Florida real estate sales will contribute to earnings growth as the year unfolds. ALLETE plans to invest $60 million into ATC during 2006.

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE provides energy services in the upper Midwest and has significant real estate holdings in Florida. More information about the company is available on ALLETE's Web site at www.allete.com.
            --------------

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                       ###


                         [RECYCLE LOGO] RECYCLED PAPER
            ALLETE - 30 WEST SUPERIOR STREET, DULUTH, MINNESOTA 55802
                                 WWW.ALLETE.COM

ALLETE NEWS RELEASE                                                       PAGE 2
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
                                                            ALLETE, INC.
                                                  CONSOLIDATED STATEMENT OF INCOME
                                           FOR THE PERIODS ENDED MARCH 31, 2006 AND 2005
                                                 Millions Except Per Share Amounts
                                                                                                                 QUARTER ENDED
                                                                                                             2006             2005
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE                                                                                           $192.5           $193.3
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                                                                                 69.4             67.6
     Operating and Maintenance                                                                                74.5             72.7
     Depreciation                                                                                             12.2             11.9
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         Total Operating Expenses                                                                            156.1            152.2
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OPERATING INCOME FROM CONTINUING OPERATIONS                                                                   36.4             41.1
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OTHER INCOME (EXPENSE)
     Interest Expense                                                                                         (6.4)            (6.8)
     Other                                                                                                     1.7             (4.2)
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         Total Other Expense                                                                                  (4.7)           (11.0)
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INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES                                   31.7             30.1
MINORITY INTEREST                                                                                              1.3              1.2
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INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                                         30.4             28.9
INCOME TAX EXPENSE                                                                                            11.6             11.5
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INCOME FROM CONTINUING OPERATIONS                                                                             18.8             17.4
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                                                                 -                -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                                                  $ 18.8           $ 17.4
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AVERAGE SHARES OF COMMON STOCK
     Basic                                                                                                    27.6             27.2
     Diluted                                                                                                  27.7             27.4
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BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK
     Continuing Operations                                                                                   $0.68            $0.64
     Discontinued Operations                                                                                     -                -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $0.68            $0.64
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS PER SHARE OF COMMON STOCK                                                                        $0.3625          $0.3000
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

                         CONSOLIDATED BALANCE SHEET
                                 Millions

                                                         MAR. 31,      DEC. 31,
                                                           2006          2005
--------------------------------------------------------------------------------
ASSETS
Cash and Cash Equivalents                                $   75.0      $   89.6
Short-Term Investments                                      161.5         116.9
Other Current Assets                                        147.0         167.0
Property, Plant and Equipment                               862.3         860.4
Investments                                                 112.3         117.7
Discontinued Operations                                         -           2.6
Other                                                        45.9          44.6
--------------------------------------------------------------------------------
TOTAL ASSETS                                             $1,404.0      $1,398.8
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                                      $  103.2      $  104.0
Current Maturities                                           61.8           2.7
Long-Term Debt                                              327.3         387.8
Other Liabilities                                           292.2         288.5
Discontinued Operations                                         -          13.0
Shareholders' Equity                                        619.5         602.8
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $1,404.0      $1,398.8
--------------------------------------------------------------------------------

ALLETE NEWS RELEASE                                                       PAGE 3
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
                                                                                                                 QUARTER ENDED
                                                                                                                   MARCH 31,
ALLETE, INC.                                                                                                 2006             2005
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS)
Millions

   Regulated Utility <F1>                                                                                   $13.0            $12.9
   Nonregulated Energy Operations <F1>                                                                        0.9              1.6
   Real Estate                                                                                                5.0              6.9
   Other                                                                                                     (0.1)            (4.0)
------------------------------------------------------------------------------------------------------------------------------------
   Income from Continuing Operations                                                                         18.8             17.4
   Income from Discontinued Operations                                                                          -                -
------------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                                                               $18.8            $17.4
------------------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE
   Continuing Operations                                                                                    $0.68            $0.64
   Discontinued Operations                                                                                      -                -
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                                                                                                            $0.68            $0.64
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
<F1> In 2006, financial results  for ALLETE's Taconite  Harbor Energy Center are included in the Regulated Utility segment. In 2005,
     Taconite Harbor is included in the Nonregulated Energy Operations segment.


                                                                                                                 QUARTER ENDED
                                                                                                                   MARCH 31,
                                                                                                             2006             2005
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
STATISTICAL DATA

CORPORATE
   Common Stock
       High                                                                                                $47.81           $44.40
       Low                                                                                                 $42.99           $35.65
       Close                                                                                               $46.60           $41.85

   Book Value                                                                                              $20.48           $20.71

KILOWATTHOURS SOLD
Millions

   Regulated Utility
       Retail and Municipals
           Residential                                                                                      308.0            319.8
           Commercial                                                                                       328.7            339.8
           Industrial                                                                                     1,822.3          1,777.1
           Municipals                                                                                       219.3            222.0
           Other                                                                                             20.0             20.4
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                                                                                                          2,698.3          2,679.1
       Other Power Suppliers                                                                                505.1            236.7
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                                                                                                          3,203.4          2,915.8
   Nonregulated Energy Operations                                                                            65.6            353.9
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,269.0          3,269.7
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REAL ESTATE

   Town Center Development Project
       Commercial Square Footage Sold                                                                      80,000                -

   Other Land
       Acres Sold                                                                                             456              483
       Lots Sold                                                                                                -                7
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


[THIS EXHIBIT HAS BEEN FURNISHED AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF
SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE IN ANY FILING UNDER THE SECURITIES ACT OF 1933, EXCEPT AS SHALL BE EXPRESSLY SET FORTH BY SPECIFIC REFERENCE IN SUCH FILING.]